UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

January 25, 2017 (January 25, 2017)

Date of Report (Date of earliest event reported)

VALUE EXCHANGE INTERNATIONAL, INC.

 (Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

7/F., DartonTower

142 WaiYip Street, Kwun Tong

Kowloon, Hong Kong

(Address of principal executive offices) (Zip Code)

(852) 2950 4288

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 25, 2017, Value Exchange International, Inc., a Nevada corporation, (“Company”) entered into a Stock Purchase Agreement, dated January 23, 2017, (“Agreement”) with Value Exchange Int'l (China) Limited, a company organized under the laws of the Hong Kong SAR (the “Purchaser”) and a wholly owned subsidiary of the Company, TapServices, Inc., a corporation organized under the laws of the Republic of the Philippines (the “TSI”) and the sole shareholder of TSI’s issued and outstanding shares of capital stock, who is a resident and citizen of the Philippines (“Seller”). The Agreement was approved by the Board of Directors of the Company and Purchaser at a combined board of directors meeting held on January 23, 2017 in Hong Kong SAR. TSI signed the Agreement on January 23, 2017 and the Company anticipates receiving a signed Agreement from the Seller on or before January 27, 2017.

Members of Company management conducted a due diligence review of TSI in November and December 2016 and negotiated the terms and condition of the Agreement in December 2016 and January 2017. Matthew Mecke, a director of the Company, reviewed information about TSI and presented a report at the January 23, 2017 Board of Directors meeting of the Company about his business and financial review of TSI. No independent investment banker or financial advisor was engaged for the valuation of the stock acquisition.

Stock Acquisition.  Under the Agreement, the Purchaser will acquire 1,250 shares of TSI Common Stock held by the Seller, and constituting all of the issued and outstanding shares of TSI Common Stock, for a purchase price of Two Thousand Six Hundred and Thirty-Six United States Dollars (US$2,636.00), and will receive Eighty Eight Thousand and Forty Four (88,044) shares of TSI Common Stock from TSI for a purchase price of Two Hundred Thousand Dollars and No Cents ($200,000.00). TSI is holding as a future subscription and good faith earnest money deposit the sum of Two Hundred Thousand Dollars and No Cents ($200,000.00) that was deposited by the Company in January 2015 and will be allocated to acquire the Eighty Eight Thousand and Forty Four (88,044) shares of TSI Common Stock.

Conditions to Closing of the Stock Acquisition – Shareholder Approval.  Among other usual and customary conditions to the closing of the stock acquisition under the Agreement, the Agreement will not be binding on the Company or Purchaser, or TSI and Seller, if the shareholders of the Company do not approve the Agreement by written consent or a vote at a shareholder meeting prior to June 30, 2017, subject to the right of the Company to extend that deadline, and the Company has made all filings required under the U.S. federal securities laws and regulations for the Agreement and the stock acquisition thereunder. The Company will seek approval by written consent from 9 Company shareholders beneficially owning more than 50% of the issued and outstanding Common Stock of the Company. If the written consents representing more than 50% of the issued and outstanding voting power of the Company’s Common Stock, based on a January 23, 2016 record date, do not approve the Agreement by February 15, 2017, the Company intends to seek approval of the Agreement by means of a special meeting of Company’s Common Stock shareholders.

Purchaser’s sole shareholder, being the Company, approved the Agreement on January 23, 2017.

Company has the right under the Agreement to extend any deadline under the Agreement if an extension is necessary for the Company to comply with U.S. federal securities laws and regulations applicable to shareholder review and approval of the Agreement and stock acquisition under the Agreement.

Closing.  The stock acquisition under the Agreement will be consummated in the Philippines and will be transacted between the Purchaser, a Hong Kong SAR corporation, and TSI, a Philippines corporation, and the Seller, a resident and citizen of the Philippines.

Post Acquisition Operation of TSI.  TSI’s business line in the Philippines is substantially the same as the Company’s business line (as performed by the Company’s operating subsidiaries), which business line is: the provision of computer hardware, software, devices, sales terminals and other equipment (collectively, the “Services”) made by third parties and mostly used in the retail or e-commerce business; and to own, lease, sell, design, install, integrate, maintain, repair, manage, or otherwise commercially exploit the Services, or otherwise provide related information technology or computer consulting services. The Company’s operating subsidiaries provide operations management and technology consulting services to TSI as a service provider. The Company’s subsidiaries have also provided operating capital to TSI from time to time.

The Purchaser and the Company intend to operate TSI as a wholly owned subsidiary of the Purchaser upon consummation of the stock acquisition under the Agreement. The Company sought to consummate the stock acquisition under the Agreement in order to expand its computer system and information technology services business to the Philippines. TSI operates primarily in the greater Manila Metropolitan region of the Philippines.  The Company and its operating subsidiaries primarily operate in the Hong Kong SAR and Peoples’ Republic of China.

The Company has and will continue to explore opportunities for the expansion of its business and services by strategic relationships, subcontractor opportunities and possibly acquisitions in other regions in East Asia with an established market for the services provided by the Company and its operating subsidiaries, subject to the business and financial performance and financial resources of the Company, the Company’s then current business plan and strategic direction, ability of the Company to obtain any needed funding or financing, valuation of commercial value and growth potential of any potential relationship or transaction, legal and regulatory barriers, general and regional economic conditions, analysis of strength  of competition and cost of market penetration in a market and other usual and customary factors considered in any effort to grow or expand a business. As a small reporting company with limited resources, the Company may be unable to pursue or consummate in the future any identified, potential strategic relationships, acquisitions or similar transactions.

Additional Information.  The Agreement is attached as an exhibit to this Current Report on Form 8-K to provide stockholders with information regarding its terms and conditions. It is not intended to provide any other factual information about the Company or other parties to this Agreement. The Agreement contains representations and warranties by each of the parties to the Agreement. These representations and warranties were made solely for the benefit of the other party to the Agreement and (i) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may have been qualified in the Agreement by confidential disclosures that were delivered to the other party thereto in connection with the signing of the Agreement, which disclosures contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Agreement, (iii) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to shareholders and (iv) were made only as of the date of the applicable Agreement or such other date or dates as may be specified in such Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Accordingly, one should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any other party to the Agreement.

The foregoing summaries of the Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and are incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

Exhibit Description

2.1

Stock Purchase Agreement, dated January 23, 2017, by and among Value Exchange International, Inc., Value Exchange Int'l (China) Limited, TapServices, Inc., and the sole shareholder of TapServices, Inc. *

* = filed herein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2017

SINO Payments, Inc.

/s/ Kenneth Tan Seng Wee

By: Kenneth Tan Seng Wee

Title: President, Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.

Exhibit Description

2.1

Stock Purchase Agreement, dated January 23, 2017, by and among Value Exchange International, Inc., Value Exchange Int'l (China) Limited, TapServices, Inc., and the sole shareholder of TapServices, Inc. *

*=filed herein

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